Exhibit 99.1

TCF Financial Corporation 2013 Second Quarter Investor Presentation

 Any statements contained in this investor presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this investor presentation. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. (continued) Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act

Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdraft fees on point of sale and ATM transactions, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued)

Corporate Profile $18.4 billion national bank holding company headquartered in Minnesota 38th largest publicly-traded U.S. based bank holding company by asset size 426 bank branches in eight states, 25th largest U.S. branch network 5 campus alliances; 6th largest in campus card banking relationships Over 160,600 small business banking relationships 92,800 checking accounts 67,800 lending relationships Total equity to total assets of 10.36% Tangible realized common equity of 7.77%1 Tangible book value of $8.47 85% of total assets are loans & leases At June 30, 2013 Well-Diversified Loan and Lease Portfolio ($ millions) At 12/31/02 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide At 6/30/13 Leasing & Equipment Finance 13% Leasing & Equipment Finance 21% Inventory Finance 11% Consumer Real Estate and Other 41% Commercial Lending 21% Auto Finance 6% Commercial Lending 28% Consumer Real Estate and Other 59% Low Cost Deposit Base At 6/30/13 At 12/31/02 ($ millions) Savings 43% Money Market 6% Checking 34% CD’s 17% Money Market 11% Savings 27% CD’s 25% Checking 37%

As a % of average assets : Net interest income 4.39% 3.00% Adjusted non-interest income 3 2.11% 1.16% Adjusted revenue 3 6.49% 4.16% Adj. pre-tax pre-provision profit 4 1.98% 1.47% Net interest margin 4.72% 3.40% Yield on loans 5.33% 4.83% Yield on securities 2.83% 2.44% Rate on deposits .27% .40% As a % of average assets: Securities 5 3.7% 24.0% Loans and leases 5 85.3% 64.2% Deposits 5 77.0% 75.7% Borrowings 5 10.5% 11.2% TCF YTD 2Q132 Banks $10-$50 Billion in Total Assets1 1Q13 Average2 TCF has a higher margin because it has more loans at a higher rate and deposits at a lower rate TCF has more fee income due to a large and diversified base of revenue sources 1 All U.S. publicly-traded banks and thrifts excluding TCF 2 Annualized 3 Excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 5 YTD average Peer Analysis

Executing on 2013 Strategic Imperatives Improvement in credit primarily in the bank’s geographic footprint Non-accrual and REO down 28% YTD Continued disciplined growth – focus on quality credit box Loan growth of 1% YTD with YTD NCOs down 24 bps year-over-year Continued asset diversification Loan sales of $829 million YTD 75% of assets are variable rate or short/medium duration fixed rate Build retail customer base Net checking account growth in four consecutive quarters Continue to diversify funding sources Growth and diversification of deposit products while reviewing additional funding opportunities (i.e. securitization) Develop strong product roadmap Channel upgrades being introduced to enhance the customer experience (i.e. enhanced mobile app) Absorb investments from 2011/2012 Continued ramp up of auto finance - 60% YTD portfolio growth Actively review opportunistic deals In progress Hire CRO/CCO positions / strong interim talent Announced hiring of Jim Costa as CRO Increase revenue while controlling expenses – maintain our strong pre-tax pre-provision return on assets Year-over-year decrease in provision and non-performing loans 2013 Strategic Focus Lending Funding Corporate At June 30, 2013 1.Increase revenue while controlling expenses – maintain our strong pre-tax pre-provision return on assets 2.Year-over-year decrease in provision and non-performing loans

The diversification of the loan and lease portfolio with the five business segments positions TCF to benefit in a rising rate environment 75% of assets are variable rate or short/medium duration fixed rate1 Weighted average life of portfolio: Auto: 24 months1 Leasing: 28 months1 Low or no cost checking and savings deposits of $10.5 billion2 with an average cost of 9 bps for the second quarter of 2013 1 As of June 30, 2013 2 QTD average as of June 30, 2013 Impact of a Rising Interest Rate Environment

Long Range Business Model1 Net interest income 4.50% 4.39% 4.32 % Non-interest income 2.00 2.11 2.29 Total revenue 6.50 6.49 6.61 Non-interest expense 4.00 4.51 4.50 Pre-tax pre-provision 2.50 1.98 2.11 Provision for credit losses .50 .78 1.37 Income before taxes 2.00 1.20 .74 Income tax expense .75 .40 .25 ROAA 1.25% .80% .49 % Revenues Anticipate some margin compression; however, maintain strong fee performance as we focus on checking account growth Non-interest Expense Leverage current infrastructure Provision Consistent improvement of credit performance Target Actual YTD 2Q132 Actual 2012 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA” slide 2 Annualized Percentage of Total Average Assets

Diversification Revenue1 2009 2Q13 2009 Loans and Leases Funding Deposits 2009 2Q13 2009 Diversification reduces concentration risk Reduced reliance on high-cost borrowings Low-cost deposits primary source of funding 1 Excludes gain on securities New revenue sources decrease reliance on fee income $1.1 billion $302 million $14.6 billion $15.6 billion $17.9 billion $18.4 billion $14.3 billion $11.6 billion 2Q13 2Q13

Revenue & Expenses

1 Excludes gains(losses) on sales of securities of $13.1 million, $13.0 million, $(528) thousand, $0, and $0 at 6/12, 9/12, 12/12, 3/13, and 6/13, respectively 2 Annualized 2Q13 revenue impacted by: Increased customer-driven leasing revenue Increase in banking fee revenue from 1Q13 driven by higher seasonal transaction activity Sales of consumer real estate and auto loans 2Q13 net interest margin impacted by: Continued loan and lease yield compression due to the impact of the lower interest rate environment Lower average liquidity balances through the quarter 2 ($ millions) Total revenue up 3.4% from 1Q13 $302 Revenue Growth1

Core Revenues Mix of Core Non-Interest Income ($ millions) Quarter Ended June 30, 2013 $100 Million Strong and diverse core revenues create less reliance on bank fee income Balance sheet repositioning has increased TCF’s ability to maximize net interest income Banking Fees and Service Charges Card Revenue Leasing ATM Revenue and Other Diversified Core Revenue Base

Loan and Lease Sales 2009 Sold $1 million of “Other” loans 2012 Sold $803.4 million of loans for $30 million pre-tax gain YTD 2Q13 Sold $829.2 million of loans for a $27.7 million pre-tax gain ($ millions) Sales of consumer real estate and auto loans is a core competency and revenue stream

2Q12 3Q12 4Q12 1Q13 2Q13 2Q12 vs 2Q13 Fees & service charges, card revenue and ATM revenue1 $63.3 $62.8 $62.8 $57.2 $60.7 (4.1)% Fees affected by return to free checking 4.6 -- -- -- -- (100)% Marketing & deposit account premium expense (7.1) (4.7) (4.8) (6.3) (6.1) (14.1)% Net Banking Fee Income $60.8 $58.1 $58.0 $50.9 $54.6 (10.2)% Net fee income up 7.3% from first quarter of 2013 due to normal seasonality Net checking accounts have grown four consecutive quarters by an annualized average of 5.4% Checking account attrition down 29% compared to second quarter of 2012 Transaction activity continued to be slow in second quarter of 2013 versus historical standards “ A recent pickup in employment and wages could support spending in the third quarter, said Paul Dales, senior U.S. economist at Capital Economics. ‘But it is disconcerting that retail sales growth lost more momentum as the second quarter progressed.’” ~NASDAQ (7/15/13) 1 Net of fees affected by return to free checking ($ millions) Net banking fee income stabilized Net Banking Fee Generation

Higher compensation expenses due to growth of auto finance and expenses related to higher commissions based on production results and incentives based on performance Lower foreclosed real estate expense due to bulk residential REO sale in first quarter of 2013 ($ millions) Grow revenue into expense base in 2013 Core Operating Expenses

Balance Sheet Growth and Diversification

Continue to diversify loan and lease portfolio across segments and markets Multiple business segments create optionality on where to invest capital in light of competitive environments Year-to-date loan growth despite $829 million in loan sales Loan and Lease Portfolio ($ millions) 9% 2% 23% 45% 21% 21% 21% 41% 11% 6% 53% Wholesale 47% Retail 5% 12% 42% 20% 21% 4% 10% 21% 22% 43% 3% 9% 23% 21% 44%

Loan and Lease Diversification Business Unit Consumer Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Type / Segment Consumer Real Estate Multi-family housing Retail services Office buildings Warehouse / Industrial buildings Specialty vehicles Manufacturing Medical Construction PowerSports Lawn & Garden Electronics & Appliances Primarily used autos Geography Local National Local National National Canada National Rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Weighted Average Life of Portfolio 68 months 32 months 28 months 4 months 24 months Collateral Home equity Real estate All assets Equipment Inventory Vehicle TCF maintains a well-diversified loan and lease portfolio

($ millions) 2Q12 2Q13 Change Period Beginning Balance $15,208 $15,613 $405 New Volume 2,626 3,105 479 Less Run-off 1 2,431 2,780 349 Subtotal 195 325 130 Less Loan & Lease Sales 168 359 191 Period Ending Balance $15,235 $15,579 $344 2Q12 vs. 2Q13 ($ millions) Volume Sales Consumer Real Estate $ 172 $ 139 Auto Finance 132 53 Total Retail 304 192 Commercial 57 - Leasing (3) (1) Inventory Finance2 121 - Total Wholesale 175 (1) Total Lending $ 479 $ 191 Change in Volume & Sales 1 Includes activity from payments, pre-payments, and charge-offs 2 Origination levels impacted by the high velocity of fundings and repayments with dealers Continued strong origination capabilities Diversity across asset classes reduces concentration risk Originate to sell capability a core competency Loan and lease origination opportunities continue Loan and Lease Balance Rollforward

2Q13 Consumer real estate 5.54% 5.60% 5.60% 5.58% 5.58% Auto Finance 6.89 5.97 5.53 5.23 4.97 Commercial 5.16 5.14 5.10 4.86 4.76 Leasing & Equipment Finance 5.48 5.33 5.24 5.11 4.94 Inventory Finance 6.07 6.19 6.11 6.16 5.96 Total Loans and Leases 5.52 5.50 5.47 5.38 5.29 Peer Group1 5.18 5.07 5.09 4.83 N.A. Competitive marketplace; TCF continues to focus on niche lending markets Expect to continue to see some yield compression as rate environment remains low, specifically in the 2-3 year portion of the yield curve 2Q12 3Q12 4Q12 1Q13 Utilize diverse lending mix to remain competitive despite low rate environment Loan and Lease Yields 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion N.A. Not available

Average total deposits have increased for eleven consecutive quarters $2.6 billion1 of non-interest bearing deposits and $7.9 billion1 of low cost interest-bearing checking and savings deposits at 11 bps for the second quarter of 2013 Target marketing, providing the right products to the right customers through various channels at the right time Primary funding source for loan and lease growth .31% .32% .32% .28% .25% Average cost: Quarterly Average Balances ($ millions) Low-Cost Deposit Base – average rate of .25% Deposit Generation 1 QTD average as of June 30, 2013

 Convenience TCF attracts a large and diverse customer base by offering a host of convenient banking services: Free Checking Conveniently located traditional, supermarket and campus branches open seven days a week Free debit cards, free coin counting and free withdrawals at over 645 ATMs TCF Free Online Banking and Free Mobile Banking Customer Experience Enhancement Recent and upcoming enhancements to key customer channels including mobile banking, online banking and online bill pay Deposit Strategy

Credit Quality

(1) Excludes acquired portfolios and non-accrual loans and leases. (2) Excludes $103.2 million, $117.7 million, $122.1 million, and $81.5 million of non-accrual assets at 9/12, 12/12, 3/13, and 6/13, respectively, associated with the implementation of clarifying bankruptcy-related regulatory guidance in the third quarter of 2012 ($ millions) (1) Credit Trends

Consumer Real Estate – key metrics show positive trend as home values improve Over 60-day delinquencies1 decreased $940 thousand, or 1.2 percent, from first quarter of 2013 Non-accrual loans and leases and other real estate owned decreased $58.4 million, or 21.9 percent, from first quarter of 2013 Net charge-offs decreased $6.7 million, or 22.1 percent, from first quarter of 2013 Commercial – credit issues contained Non-accrual loans and leases and other real estate owned decreased $10.3 million, or 7.7 percent, from first quarter of 2013 Classified assets down $10.0 million from first quarter of 2013 Net charge-offs of $2.4 million, down $5.4 million, or 68.8 percent, from first quarter of 2013 Leasing and Equipment Finance, Auto, and Inventory Finance – continued strong credit performance Net charge-offs of 7 bps2, down 10 bps from first quarter of 2013 Over 60-day delinquencies1 of 5 bps, flat with first quarter of 2013 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized Credit Quality Highlights

Credit Quality – Consumer Real Estate ($ millions) 60+ Day Delinquencies1 Non-Accrual Loans and Leases 1 Excludes non-accrual loans 2 Annualized Real Estate Owned Allowance for Loan and Lease Losses Net-Charge-offs2 4.44% $220 2.04% $163 1.86% $234 1.48%

Credit Quality – Commercial ($ millions) Non-Accrual Loans and Leases 1 Annualized Accruing Classified Assets Real Estate Owned Allowance for Loan and Lease Losses Net-Charge-offs1

60+ Day Delinquencies1 Net-Charge-offs2 Allowance for Loan and Lease Losses Non-Accrual Loans and Leases 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized ($ millions) Credit Quality – Leasing and Equipment Finance, Auto & Inventory Finance

Capital

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 1Q13 2Q13 Tangible realized common equity1 7.55% 7.77% Tier 1 common capital2 9.24% 9.41% Tier 1 leverage capital 9.23% 9.34% Tier 1 risk-based capital2 11.14% 11.27% Total risk-based capital 13.49% 13.53% Focus on building capital through retained earnings in the quarter and going forward Across the board increases in capital ratios Sufficient capital levels for growth strategy Capital Ratios – Holding Company

Continued credit improvement Over 60-day delinquencies have decreased in six consecutive quarters Home values in TCF markets show strong 2013 increases Credit quality in leasing, auto, and inventory finance remains exceptional Balancing a diversified revenue base High net interest margins from a diversified portfolio Loan sale opportunities in auto finance and consumer real estate contribute to core revenue Revitalized deposit base leading to revenue growth opportunities Disciplined growth in high-quality lending businesses Continued growth in auto finance and inventory finance Balancing the portfolio mix across the growth spectrum Increased capital levels through income generation to support future asset growth Summary

Appendix

Loan and Lease Geographic Diversification Minnesota $ 2,349.8 $ 818.2 $ 98.7 $ 49.1 $ 18.8 $ 11.5 $ 3,346.1 Illinois 1,850.5 710.8 107.8 49.1 52.5 7.2 2,777.9 Michigan 689.3 593.8 136.2 57.1 16.1 2.6 1,495.1 Wisconsin 377.5 677.2 60.1 53.8 4.8 1.6 1,175.0 California 296.1 12.7 438.8 54.7 170.7 -- 973.0 Colorado 509.9 123.1 50.9 17.8 20.1 1.6 723.4 Texas -- 15.0 281.2 121.4 57.4 -- 475.0 Canada -- -- 1.5 422.0 -- -- 423.5 Florida 1.3 36.7 138.9 77.4 45.3 -- 299.6 New York 2.0 -- 164.1 61.1 30.4 -- 257.6 Ohio 4.2 41.9 129.6 48.8 14.8 -- 239.3 Pennsylvania 8.4 -- 132.9 54.9 29.1 -- 225.3 North Carolina 0.3 5.8 119.1 39.5 37.5 -- 202.2 Arizona 45.2 38.4 72.7 12.6 29.0 0.3 198.2 Georgia 1.0 12.4 85.3 37.2 49.7 -- 185.6 Other 220.9 264.3 1,233.9 557.0 306.0 0.4 2,582.5 Total $ 6,356.4 $ 3,350.3 $ 3,251.7 $ 1,713.5 $ 882.2 $ 25.2 $ 15,579.3 ($ millions) At June 30, 2013 Consumer Real Estate Commercial Real Estate and Commercial Business Leasing and Equipment Finance Inventory Finance Auto Finance Other Total

Leasing & Equipment Finance 1 Includes operating leases of $71.5 million at June 30, 2013 2 Excludes acquired portfolios and non-accrual loans and leases 3 Annualized (Balances in $ millions)1 At June 30, 2013 14th largest bank-affiliated leasing company and 30th largest equipment finance/leasing company in the U.S. Diverse equipment types 24% specialty vehicles, 13% manufacturing, 12% medical, 11% construction 385 employees 2Q13 fee revenue of $22.9 million, 23% of total fees and other revenue 4.94% quarterly average yield2 Over 60-day delinquency rate .06%2 Net charge-offs: 2011 2012 2013 YTD .41% .32% .09%3 Uninstalled backlog of $504 million Core portfolio increased 8.2% from 2Q12

Inventory Finance At June 30, 2013 Focus on powersports, lawn and garden products, recreation vehicles and marine products, and consumer electronics and appliances Experienced and seasoned management Operates in the U.S. and Canada 286 employees 100% variable-rate receivables 5.96% quarterly average yield1 Over 60-day delinquency rate is zero2 Net charge-offs: 2011 2012 2013 YTD .10% .10% .04%1 Credit support from equipment manufacturers Credit risk spread across more than 9,100 active dealers (Balances in $ millions) 1 Annualized 2 Excludes non-accrual loans and acquired portfolios

Auto Finance Indirect auto finance company headquartered in Anaheim, CA Originates and services primarily used retail auto loans acquired from franchised and independent dealers across the country Experienced and seasoned management team 507 employees, up 200 from June 30, 2012 Over 7,500 active dealer relationships Originating loans to consumers in 44 states 4.97% quarterly average yield2 Over 60-day delinquency rate .10%3 Net charge-offs: 2012 2013 YTD .38% .43%2 Managed portfolio of $1.8 billion Loan sales of $376.7 million YTD with gain of $15.3 million YTD At June 30, 2013 Total originations of $387 million in 2Q13 1 Excludes loans held for sale and assets serviced for others 2 Annualized 3 Excludes non-accrual loans Total Originations: $254 $289 $310 $363 $387 (Balances in $ millions)1

Auto Finance Market Top 5 lenders are 24.2% of All Financing Market Share Top 5 lenders are 20.7% of Used Financing Market Share (As of March 31, 2013) Used Auto Price Index1 1Index has a base value of 100 representing average prices from 1982-1984 (data is seasonally adjusted) (As of March 31, 2013) (As of May 31, 2013)

63% first mortgage lien positions, average loan amount of $111,856 37% junior lien positions, average loan amount of $41,480 HELOC maturity/amortization risk: Total HELOC balance of $2.1 billion 13% reach maturity prior to 2021; 87% reach maturity or begin amortization in 2021 or later 59% fixed-rate, 41% variable-rate Yields2: 5.89% fixed-rate, 5.13% variable-rate Average FICO score of the retail lending operation: At origination – 722; updated 2Q13 – 728 39% of loan balances have been originated since January 1, 2009, with 2Q13 net charge-offs of .06%2 Loan sales of $418.4 million YTD with gain of $12.2 million YTD Over 60-day delinquency rate 1.21%3 Consumer Real Estate 1 Based on value at origination 2 Annualized 3 Excludes non-accrual loans At June 30, 2013 32% 32% 31% 36% 37% 63% 68% 68% 69% 64% (Balances in $ millions) Net charge-offs 2011 2012 2013 YTD2 First Mortgages 1.95% 2.22% 1.70% Junior Liens 2.69 3.54 1.62 Total 2.18% 2.65% 1.67%

Credit Quality – Consumer Real Estate $6,895 $6,675 $7,281 $7,156 At June 30, 2013 $6,356 Loan Balances 60+ Day Delinquencies Non-Accrual & OREO Net Charge-offs Loans originated before 2005 $ 808 $ 9 $ 23 $ 3 Loans originated 2005-2007 1,981 28 39 12 Loans originated after 2008 2,926 11 13 1 Chapter 7 bankruptcy-impacted loans 84 -- 94 2 TDR’s 557 27 39 6 Total $ 6,356 $ 75 $ 208 $ 24 60+ Day Delinquencies1 Loan Balances ($millions) ($ millions) 1 Excludes non-accrual loans 86.1% of Chapter 7 bankruptcy-impacted loans and TDRs were originated prior to 2008 Over 3,100 customers have been able to remain in their homes due to TCF’s current TDR program, which began in 2009

S&P/Case-Shiller Home Price Indices1 show improvement in TCF core markets in 2012 and 2013 1 The S&P/Case-Shiller Home Price Indices are constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided. The S&P/Case-Shiller Composite of 20 Home Price Index is a value-weighted average of the 20 metro area indices. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located within the subject market. Data is seasonally adjusted. Phoenix 21.4% Denver 9.9% Chicago 9.4% Detroit 19.9% Minneapolis 14.8% 20-City Composite Index 12.1% Increase from April 2012 to April 2013 Home Price Index

Commercial Lending (Balances in $ millions) At June 30, 2013 Commercial real estate – $3.0 billion 33% multi-family housing 23% retail services 13% office buildings 11% industrial buildings Commercial highlights 4.76% quarterly average yield1 72% fixed-rate, 28% variable-rate Over 60-day delinquency rate .05%2 Net charge-offs: 2011 2012 2013 YTD 1.15% 1.12% .62%2 CRE location mix: 91% TCF banking markets, 9% other Continue to look for strategic expansion opportunities that fit TCF’s profile 1 Annualized 2 Excludes non-accrual loans Secured Lending Philosophy

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Computation of tangible realized common equity to tangible assets Total equity $ 1,900,159 $ 1,906,181 Less: Non-controlling interest in subsidiaries 20,933 16,662 Total TCF stockholders’ equity 1,879,226 1,889,519 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Intangibles 7,860 7,345 Accumulated other comprehensive income (loss) 3,536 (18,333) Tangible realized common equity $ 1,378,950 $ 1,411,627 Total assets $ 18,504,026 $ 18,399,607 Less: Goodwill 225,640 225,640 Intangibles 7,860 7,345 Tangible assets $ 18,270,526 $ 18,166,622 Total realized common equity to tangible assets 7.55% 7.77 % Jun. 30, 2013 ($000s) Mar. 31, 2013 Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1

Computation of non-interest income excluding gains on sales of securities and non-recurring items: Total non-interest income $ 384,972 2.11% $ 228,964 1.19% Less: Gains on sales of securities -- 8,448 Non-recurring revenue(expense) -- (3,476) Total non-interest income excluding gains on securities and non-recurring items $ 384,972 2.11% $ 223,992 1.16% Computation of total revenue excluding gains on sales of securities and non-recurring items: Total revenue $ 1,187,242 6.49% $ 807,800 4.18% Less: Gains on sales of securities -- 8,448 Non-recurring revenue(expense) -- (3,476) Total revenue excluding gains on sales of securities and non-recurring items $ 1,187,242 6.49% $ 802,828 4.16% Computation of pre-tax pre-provision profit excluding gains on sales of securities and non-recurring items: Total revenue $ 1,187,242 $ 807,800 Less non-interest expense 825,136 518,420 Pre-tax pre-provision profit 362,106 289,380 Less: Gains on sales of securities -- 8,448 Non-recurring revenue(expense) -- (3,476) Pre-tax pre-provision profit excluding gains on sales of securities and non-recurring items $ 362,106 1.98% $ 284,408 1.47% Total Average Assets $ 18,287,465 $ 19,302,376 TCF YTD 2Q13 Banks $10-$50 Billion in Total Assets 1Q13 Avg2 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 All publicly-traded banks and thrifts excluding TCF 3 Annualized % of Total Avg Assets % of Total Avg Assets ($000s) Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1,3

Computation of non-interest income excluding impact of balance sheet repositioning: Total non-interest income $ 384,972 2.11% $ 490,423 2.72% Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Total non-interest income excluding impact of balance sheet repositioning $ 384,972 2.11% $ 413,456 2.29% Computation of total revenue excluding impact of balance sheet repositioning: Total revenue $ 1,187,242 6.49% $ 1,270,442 7.04% Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Total revenue excluding impact of balance sheet repositioning $ 1,187,242 6.49% $ 1,193,475 6.61% Computation of pre-tax pre-provision profit excluding impact of balance sheet repositioning: Total revenue $ 1,187,242 $ 1,270,442 Less non-interest expense 825,136 1,362,554 Pre-tax pre-provision profit (loss) 362,106 (92,112) Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Non-recurring (expense) related to balance sheet repositioning -- (550,735) Pre-tax pre-provision profit excluding impact of balance sheet repositioning $ 362,106 1.98% $ 381,656 2.11% Computation of income after tax excluding impact of balance sheet repositioning: Total income (loss) before taxes $ 220,158 1.20% $ (339,555) (1.88%) Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Non-recurring (expense) related to balance sheet repositioning -- (550,735) Income before taxes excluding impact of balance sheet repositioning 220,158 1.20% 134,213 .74% Income tax expense (benefit) 74,006 .40% (132,858) (.74%) Add: Tax adjustment for impact of balance sheet repositioning -- 177,995 Adjusted income tax expense 74,006 .40% 45,137 .25% Income after tax excluding impact of balance sheet repositioning $ 146,152 .80% $ 89,076 .49% Total Average Assets $ 18,287,465 $ 18,055,664 Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA1 YTD 2Q132 % of Total Avg Assets % of Total Avg Assets ($000s) 2012 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 Annualized

Mar. 31, 2013 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,666,630 Total risk-weighted assets $ 14,964,703 Tier 1 risk-based capital ratio 11.14 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,666,630 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 20,933 Tier 1 common capital 1,382,457 Tier 1 common capital ratio 9.24% ($000s) Jun. 30, 2013 $ 1,695,092 $ 15,038,256 11.27% $ 1,695,092 263,240 16,662 1,415,190 9.41 % Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.

Source References & Footnotes Slide: Corporate Profile 38th largest publicly-traded U.S. based bank holding company – SNL Financial, LC; 3/31/2013 25th largest branch network – SNL Financial, LC; 2Q13 6th largest in campus card relationships - CR80News; June 2013 Slide: Peer Analysis Banks $10-$50 Billion in Total Assets data – SNL Financial LC; 3/31/2013 Slide: Loan and Lease Yields Banks $10-$50 Billion in Total Assets data – SNL Financial LC; 3/31/2013 Slide: Leasing & Equipment Finance 14th largest bank-affiliated leasing company – The Monitor; 2012 Monitor Bank 40 30th largest equipment finance/leasing company – The Monitor; 2013 Monitor 100 Slide: Auto Finance Market Auto financing market share data (excluding TCF) – AutoCount; 3/31/2013 Used auto prices – Bureau of Labor Statistics; 5/31/13 Slide: Home Prices S&P/Case-Shiller Home Price Indicies; 3/31/2013